UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2008

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, The East Carolina Bank (the “Bank”), which is the bank subsidiary of ECB Bancorp, Inc. (“Bancorp”), entered into an Amended and Restated Employment Agreement with Arthur H. Keeney III, who serves as President and Chief Executive Officer of Bancorp and the Bank. The new agreement supersedes and replaces Mr. Keeney’s previous Employment Agreement which had been in effect since January 1, 1998.

On the same date, the Bank also entered into Amended and Restated Agreements with its other three named executive officers listed below that provide benefits to those officers in the event of a termination of their employment under specified circumstances following a change in control of Bancorp or the Bank.

(1)	J. Dorson White, Jr., who serves as the Bank’s Executive Vice President and Chief Operating Officer;

(2)	Gary M. Adams, who serves as Bancorp’s and the Bank’s Senior Vice President and Chief Financial Officer; and

(3)	T. Olin Davis, who serves as the Bank’s Senior Vice President and Chief Credit Officer.

Those new agreements supersede and replace similar agreements with those officers that had been in effect since April 1, 1999, in the case of Messrs. White and Adams, and January 1, 2007, in the case of Mr. Davis.

Each of the four new agreements provides for the same amount of benefits to the officer, under substantially the same terms and conditions, as would have applied under the agreement which it replaces. The purpose of the new agreements is to conform the terms of the Bank’s arrangements with the four officers to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The new agreements were approved by Bancorp’s and the Bank’s Boards of Directors based on the recommendation of their joint Compensation Committee.

The above summary is qualified in its entirety by reference to the forms of the new agreements themselves which are attached as Exhibits 10.01 through 10.04 to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are being filed with this report.

Exhibit No.	Exhibit Description
10.01	Amended and Restated Employment Agreement dated December 23, 2008, between Arthur H. Keeney III and The East Carolina Bank

10.02	Amended and Restated Agreement dated December 23, 2008, between J. Dorson White, Jr. and The East Carolina Bank

10.03	Amended and Restated Agreement dated December 23, 2008, between Gary M. Adams and The East Carolina Bank

10.04	Amended and Restated Agreement dated December 23, 2008, between T. Olin Davis and The East Carolina Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Bancorp has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: December 23, 2008	By:	/s/ Gary M. Adams
Gary M. Adams
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.01	Amended and Restated Employment Agreement dated December 23, 2008, between Arthur H. Keeney III and The East Carolina Bank

10.02	Amended and Restated Agreement dated December 23, 2008, between J. Dorson White, Jr. and The East Carolina Bank

10.03	Amended and Restated Agreement dated December 23, 2008, between Gary M. Adams and The East Carolina Bank

10.04	Amended and Restated Agreement dated December 23, 2008, between T. Olin Davis and The East Carolina Bank